As filed with the Securities and Exchange Commission on September 24, 2001

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2001

Eco Soil Systems, Inc.
(Exact name of registrant as specified in its charter)

Nebraska (State or other jurisdiction of incorporation)	0-21975 (Commission File Number)	47-0709577 (I.R.S. Employer Identification No.)

10740 Thornmint Road, San Diego, California 92127
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 675-1660

Item 4. Change in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 16.1

     This Current Report on Form 8-K is filed by Eco Soil Systems, Inc., a Nebraska corporation (the “Company”), in connection with the matters described herein.

Item 4. Change in Registrant’s Certifying Accountant.

     By letter dated September 7, 2001, the Company requested that McGladrey & Pullen, LLP (“McGladrey”), the Company’s former accountant, furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in its Current Report on Form 8-K filed with the Commission on September 7, 2001 relating to McGladrey’s resignation. McGladrey provided such a letter on September 20, 2001, a copy of which is attached hereto as Exhibit 16.1.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

16.1	Letter dated September 20, 2001 from McGladrey & Pullen, LLP to the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2001	Eco Soil Systems, Inc.

By:	/s/ WILLIAM B. ADAMS

William B. Adams
Chief Executive Officer

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